Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	290,262.06
Total Transaction Valuation	2,101,825,233.00
Total Offset Amount	0.00
Net Fee	$ 290,262.06